UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	July 5, 2005

FLATBUSH FEDERAL BANCORP, INC. (Exact name of registrant as specified in its charter)

Federal (State or other jurisdiction of incorporation)	000-50377 (Commission File Number)	11-3700733 (IRS Employer ID No.)

2146 Nostrand Avenue, Brooklyn, New York (Address of principal executive offices)	11210 (Zip Code)

Registrant's telephone number, including area code:	(718) 859-6800

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 5, 2005, Flatbush Federal Bancorp, Inc. issued a press release announcing that the Board of Directors approved a stock repurchase program on June 30, 2005. The information contained in the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable
(b)	Pro forma financial information. Not Applicable
(c)	Exhibits
Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.'s press release dated July 5, 2005 announcing the stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC. By: /s/ Anthony J. Monteverdi Anthony J. Monteverdi Chairman, President and Chief Executive Officer

DATE: July 5, 2005

EXHIBIT INDEX

99.1              Press release dated July 5, 2005 announcing the stock repurchase program.